SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 20, 2004

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street
Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press release dated May 20, 2004 announcing earnings for period ended March 31, 2004.*

Item 12. Results of Operations and Financial Condition.

On May 20, 2004, Universal Corporation issued a press release announcing its financial results for the transitional period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 12. No information contained in or incorporated into this Item 12 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: May 20, 2004	By:	/s/ George C. Freeman, III
George C. Freeman, III
General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Press release dated May 20, 2004 announcing earnings for period ended March 31, 2004.*

*	Filed Herewith